UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 9, 2018

FS Investment Corporation

(Exact name of Registrant as specified in its charter)

Maryland	814-00757	26-1630040
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

201 Rouse Boulevard Philadelphia, Pennsylvania		19112
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (215) 495-1150

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

Joint Advisor Investment Advisory Agreement

On April 9, 2018, FS Investment Corporation (the “Company”) entered into a new investment advisory agreement with FS/KKR Advisor, LLC (the “Joint Advisor”), a newly-formed entity that is jointly operated by an affiliate of Franklin Square Holdings, L.P. (“FS Investments”) and KKR Credit Advisors (US) LLC (“KKR Credit”) (the “Joint Advisor Investment Advisory Agreement”), which replaces the Amended and Restated Investment Advisory Agreement, dated July 17, 2014, by and between the Company and FB Income Advisor, LLC (“FB Income Advisor”) (the “Previous Investment Advisory Agreement”).

The Company will pay the Joint Advisor a fee for its services under the Joint Advisor Investment Advisory Agreement consisting of two components—an annual base management fee based on the average weekly value of the Company’s gross assets and an incentive fee based on the Company’s performance. The cost of both the base management fee payable to the Joint Advisor and any incentive fees it earns will ultimately be borne by the Company’s stockholders.

The base management fee is calculated at an annual rate of 1.5% of the average weekly value of the Company’s gross assets. The base management fee is payable quarterly in arrears and is calculated based on the average weekly value of the Company’s gross assets during the most recently completed calendar quarter. The base management fee may or may not be taken in whole or in part at the discretion of the Joint Advisor. All or any part of the base management fee not taken as to any quarter will be deferred without interest and may be taken in such other quarter as the Joint Advisor shall determine. The base management fee for any partial month or quarter will be appropriately prorated.

The incentive fee consists of two parts. The first part of the incentive fee, which is referred to as the subordinated incentive fee on income, is calculated and payable quarterly in arrears, equals 20.0% of the Company’s “pre-incentive fee net investment income” for the immediately preceding quarter and is subject to a hurdle rate, expressed as a rate of return on the value of the Company’s net assets at the end of the most recently completed quarter, equal to 1.75% per quarter, or an annualized hurdle rate of 7.0%. As a result, the Joint Advisor will not earn this incentive fee for any quarter until the Company’s pre-incentive fee net investment income for such quarter exceeds the hurdle rate of 1.75%. Once the Company’s pre-incentive fee net investment income in any quarter exceeds the hurdle rate, the Joint Advisor will be entitled to a “catch-up” fee equal to the amount of the Company’s pre-incentive fee net investment income in excess of the hurdle rate, until the Company’s pre-incentive fee net investment income for such quarter equals 2.1875%, or 8.75% annually, of net assets. This “catch-up” feature will allow the Joint Advisor to recoup the fees foregone as a result of the existence of the hurdle rate. Thereafter, the Joint Advisor will be entitled to receive 20.0% of the Company’s pre-incentive fee net investment income.

The subordinated incentive fee on income is subject to a cap equal to (i) 20% of the per share pre-incentive fee return for the current quarter and the immediately preceding eleven quarters minus the cumulative per share incentive fees accrued and/or payable for the immediately preceding eleven quarters multiplied by (ii) the weighted average number of the Company’s shares of common stock (“Shares”) outstanding during the calendar quarter for which the subordinated incentive fee on income is being calculated. For the purposes of this calculation, the “per share pre-incentive fee return” for any calendar quarter is equal to (i) the sum of the pre-incentive fee net investment income for the calendar quarter, realized gains and losses for the calendar quarter and unrealized appreciation and depreciation of the Company’s investments for the calendar quarter and, for any calendar quarter ending prior to January 1, 2018, base management fees for the calendar quarter, divided by (ii) the weighted average number of Shares outstanding during such calendar quarter. In addition, the “per share incentive fee” for any calendar quarter is equal to (i) the incentive fee accrued and/or payable for such calendar quarter divided by (ii) the weighted average number of Shares outstanding during such calendar quarter.

The second part of the incentive fee, which is referred to as the incentive fee on capital gains, will be determined and payable in arrears as of the end of each calendar year (or upon termination of the Joint Advisor Investment Advisory Agreement). This fee equals 20.0% of the Company’s “incentive fee capital gains” (i.e., the

Company’s realized capital gains on a cumulative basis from inception, calculated as of the end of the applicable period, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis), less the aggregate amount of any previously paid incentive fees on capital gains. The Company will accrue for the incentive fee on capital gains, which, if earned, will be paid annually. The Company will accrue the incentive fee on capital gains based on net realized and unrealized gains; however, under the terms of the Joint Advisor Investment Advisory Agreement, the fee payable to the Joint Advisor will be based on realized gains and no such fee will be payable with respect to unrealized gains unless and until such gains are actually realized.

The Joint Advisor Investment Advisory Agreement will remain in effect initially for two years, and thereafter will continue automatically for successive annual periods, provided that such continuance is specifically approved at least annually by (i) the vote of the board of directors of the Company (the “Board”), or by the vote of a majority of the outstanding voting securities of the Company and (ii) the vote of a majority of the members of the Board who are not parties to the Joint Advisor Investment Advisory Agreement, or “interested persons,” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), of any such party. The Joint Advisor Investment Advisory Agreement may be terminated at any time, without the payment of any penalty, upon 60 days’ written notice (a) by the Company to the Joint Advisor, (i) upon the vote of a majority of the outstanding voting securities of the Company (within the meaning of Section 2(a)(42) of the 1940 Act), or (ii) by the vote of the Board, or (b) by the Joint Advisor to the Company. The Joint Advisor Investment Advisory Agreement will automatically terminate in the event of its “assignment” (as such term is defined for purposes of Section 15(a)(4) of the 1940 Act).

Information regarding the material relationships between the Company and each of FS Investments and KKR Credit is set forth in “Part I—Item 1. Business—The Transition of Investment Advisory Services” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017, filed with the Securities and Exchange Commission (the “SEC”) on March 1, 2018 (the “Form 10-K”), and is incorporated herein by reference.

The foregoing description of the Joint Advisor Investment Advisory Agreement, as set forth in this Item 1.01, is a summary only and is qualified in its entirety by reference to the text of the Joint Advisor Investment Advisory Agreement, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

New Administration Agreement

On April 9, 2018, the Company entered into a new administration agreement with the Joint Advisor (the “New Administration Agreement”), which replaces the Administration Agreement, dated April 16, 2014, by and between the Company and FB Income Advisor (the “Previous Administration Agreement”).

Pursuant to the New Administration Agreement, the Joint Advisor will provide administrative services necessary for the operation of the Company, including providing general ledger accounting, fund accounting, legal services, investor relations and other administrative services. There will be no separate fee paid by the Company to the Joint Advisor in connection with the services provided under the New Administration Agreement, provided, however, the Company will reimburse the Joint Advisor no less than quarterly for all costs and expenses incurred by the Joint Advisor in performing its obligations and providing personnel and facilities under the New Administration Agreement. The Joint Advisor allocates the cost of such services to the Company based on factors such as total assets, revenues, time allocations and/or other reasonable metrics consistent with past practice (but solely to the extent such past practice is not inconsistent with the policies of the Joint Advisor). The New Administration Agreement will remain in effect initially for two years, and thereafter will continue automatically for successive annual periods until terminated. The New Administration Agreement may be terminated at any time by either the Company or the Joint Advisor, without the payment of any penalty, upon 60 days’ written notice.

Information regarding the material relationships between the Company and each of FS Investments and KKR Credit is set forth in “Part I—Item 1. Business—The Transition of Investment Advisory Services” in the Form 10-K, and is incorporated herein by reference.

The foregoing description of the New Administration Agreement, as set forth in this Item 1.01, is a summary only and is qualified in its entirety by reference to the text of the New Administration Agreement, which is filed as Exhibit 10.2 hereto and is incorporated herein by reference.

On April 9, 2018, FS Investments and KKR Credit issued a press release announcing, among other things, the transition of the Company’s investment advisory services to the Joint Advisor. A copy of the press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 1.02	Termination of a Material Definitive Agreement.

As described in the Company’s definitive proxy statement filed with the SEC on January 18, 2018 (the “Proxy Statement”), FB Income Advisor, GSO / Blackstone Debt Funds Management LLC (“GDFM”) and certain of their affiliates entered into a Transition Agreement, dated December 10, 2017 (the “Transition Agreement”), which provides that GDFM would continue to act as the investment sub-adviser to the Company through April 9, 2018 and will cooperate with FB Income Advisor in implementing the transition of investment advisory services from GDFM for the Company and several other business development companies (“BDCs”). In accordance with the terms of the Transition Agreement, on and effective April 9, 2018, GDFM resigned as investment sub-adviser to the Company and the Investment Sub-Advisory Agreement, dated April 3, 2008, by and between GDFM and FB Income Advisor (the “Previous Investment Sub-Advisory Agreement”) terminated. There were no early termination penalties payable by the Company as a result of the termination of the Previous Investment Sub-Advisory Agreement.

Information regarding the material relationships between the Company and GDFM is set forth in “Part I—Item 1. Business—About GDFM” and “Part II—Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations—Related Party Transactions” in the Form 10-K, and is incorporated herein by reference.

As described in the Proxy Statement, FS Investments and KKR Credit entered into a relationship to create a premier alternative lending platform for certain BDCs that will be advised by the Joint Advisor. In connection with GDFM’s resignation as the investment sub-adviser to the Company, the termination of the Previous Investment Sub-Advisory Agreement and the transition of investment advisory services to the Joint Advisor, the Company terminated each of the Previous Investment Advisory Agreement and the Previous Administration Agreement on April 9, 2018, the effective date of each of the Joint Advisor Investment Advisory Agreement and the New Administration Agreement.

Under the Previous Investment Advisory Agreement, the Company paid FB Income Advisor a base management fee of 1.75% of the Company’s average gross assets and an incentive fee based on the Company’s performance. The incentive fee under the Previous Investment Advisory Agreement was similar to the incentive fee under the Joint Advisor Investment Advisory Agreement, except that, among other things, the hurdle rate above which FB Income Advisor earned its subordinated incentive fee on income was 1.875% per quarter and the catch-up feature began at 2.34375%. There were no early termination penalties payable by the Company as a result of the termination of the Previous Investment Advisory Agreement.

The material terms of the Previous Administration Agreement are substantially similar to the terms and conditions of the New Administration Agreement described under the heading “New Administration Agreement” in Item 1.01 of this Current Report on Form 8-K, which description is incorporated herein by reference, except that the renewal of the Previous Administration Agreement had to be approved at least annually by: (a) the vote of the Board; and (b) the vote of a majority of the Company’s directors who are not parties to the Previous Administration Agreement or “interested persons” (as such term is defined in Section 2(a)(19) of the 1940 Act) of any such party. There were no early termination penalties payable by the Company as a result of the termination of the Previous Administration Agreement.

Information regarding the material relationships between the Company and FB Income Advisor is set forth in “Part I—Item 1. Business—About FB Advisor” and “Part II—Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations—Related Party Transactions” in the Form 10-K, and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

10.1	Investment Advisory Agreement, dated as of April 9, 2018, by and between FS Investment Corporation and FS/KKR Advisor, LLC

10.2	Administration Agreement, dated as of April 9, 2018, by and between FS Investment Corporation and FS/KKR Advisor, LLC

99.1	Press Release, dated April 9, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FS Investment Corporation

Date: April 9, 2018	By:	/s/ Stephen S. Sypherd
Stephen S. Sypherd
General Counsel and Secretary